UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)               July 14, 2004
                                                              ---------------

                         CALYPTE BIOMEDICAL CORPORATION.
                         -------------------------------
              Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


000-20985                                         06-1226727
---------                                         ----------
Commission File No.                               I.R.S. Employer Identification


5000 Hopyard, Suite 480,
Pleasanton, CA                                    94588
--------------                                    -----
Address of principal executive offices            Zip Code


(925) 730-7200
--------------
Registrant's telephone number, including area code



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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

          The Registrant (the "Company") announced on July 19, 2004 that it had received a letter from the Securities and Exchange Commission ("SEC" or "Commission") Division of Enforcement advising the Company that the informal inquiry of the Company being conducted by the enforcement staff of the SEC has been terminated and that no enforcement action has been recommended by the Commission at this time.

          Annexed hereto as Exhibit 99.1 is a copy of the press release issued by the Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               Exhibit No.                Description
               ----------                 -----------
               99.1                       Press release dated July 19, 2004

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    Pleasanton, California
          July 19, 2004

                                                  CALYPTE BIOMEDICAL CORPORATION
                                                  (Registrant)


                                                  /s/ Richard D. Brounstein
                                                  ------------------------------
                                                  Richard D. Brounstein
                                                  Executive Vice President and
                                                  Chief Financial Officer